[front cover]

[sidebar text]
This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.
[end sidebar text]


[logo] STATE STREET RESEARCH

Argo Fund


[photo of clock tower]


Investing in large companies
for long-term growth of
capital and income

Prospectus
November 1, 1998
(as supplemented
February 1, 1999)

[solid color background -- no type]

                                    CONTENTS
--------------------------------------------------------------------------------

       2  THE FUND
-------------------
        2  Goal and Strategies
        3  Principal Risks
        6  Volatility and Performance
        8  Investor Expenses
       10  Investment Management

       11  YOUR INVESTMENT
--------------------------

       11  Opening an Account
       11  Choosing a Share Class
       12  Sales Charges
       15  Dealer Compensation
       16  Buying and Selling Shares
       20  Account Policies
       22  Distributions and Taxes
       23  Investor Services

       24  OTHER INFORMATION
----------------------------

       24  Other Securities and Risks
       27  Financial Highlights
       29  Board of Trustees


Back Cover For Additional Information

2                                   THE FUND
--------------------------------------------------------------------------------

[chess piece graphic] GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks long-term growth of capital and, secondarily, long-term growth of income by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of established companies with above-average prospects for growth.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in large company stocks. These companies generally are established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. In selecting stocks, the fund generally focuses its attention on those large company stocks that appear to fall into one or more of the following categories:

(bullet) stocks that are selling below their intrinsic values

(bullet) cyclical stocks that are at attractive points in their market cycles

(bullet) stocks of companies that are capable of sustained growth and selling at an attractive price.

                                                                           3
                                                                           -----

In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.

The fund reserves the right to invest up to 35% of net assets in other securities. These may include stocks of smaller companies, as well as U.S. government securities and corporate bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 24.


[road sign graphic] PRINCIPAL RISKS

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also cannot sustain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.


[sidebar text]
[magnifying glass graphic] WHO MAY WANT TO INVEST

State Street Research Argo Fund is designed for investors who seek one or more of the following:

(bullet) a moderately aggressive stock fund for a long-term goal

(bullet) a fund that takes a growth and income approach to stock investing

(bullet) a fund to complement a portfolio of more conservative investments


The fund is NOT appropriate for investors who:

(bullet) want to avoid the volatility and possible losses associated with stock investing

(bullet) are seeking either maximum growth or high income

(bullet) are making short-term investments

(bullet) are investing emergency reserve money
[end sidebar text]

4                              THE FUND continued
--------------------------------------------------------------------------------


Because of these and other risks, the fund may underperform certain other stock funds (those emphasizing small company stocks, for example) during periods when large company stocks are out of favor. The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                           5
                                                                           -----
[sidebar text]
[magnifying glass graphic] INVESTING IN LARGE
                           COMPANY STOCKS

Many investors consider large company stocks attractive for several reasons. Large companies provide investors with the opportunity for long-term growth of capital and income, yet they also tend to have less volatile stock prices than smaller companies.

Large company stock prices often are based on a number of factors, including current earnings, the value of their assets, as well as investors' expectations of future developments. In contrast, stock prices of many smaller companies tend to be based more heavily on investors' expectations of future developments.

During poor or uncertain periods in the economy, or at times when investors' expectations of individual company performance are not being met, prices of large company stocks do not tend to fall as far or as rapidly as prices of smaller company stocks. Unlike smaller companies, large companies often have established and broad product lines; many are industry leaders or offer products or services that are familiar to consumers. In addition, many large companies have access to financial resources not available to smaller companies, which can help them preserve and expand their product markets, develop new products and weather hard times.

However, when the economy is growing and when investors' expectations of individual company performance are being met, prices of large company stocks do not tend to increase as much or as quickly as prices of smaller company stocks. Larger companies generally are not as nimble or focused as successful smaller companies, and, as a result, do not tend to offer investors the opportunities for maximum capital appreciation that some smaller companies offer.
[end sidebar text]

6                           VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------


[bar chart]

                                                                      Years ended December 31
                                     ------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (Class A)  1988     1989     1990     1991      1992     1993     1994      1995      1996    1997
-------------------------------------------------------------------------------------------------------------------------------
                                                       (triangle                                                        (triangle
                                                        down)                                                            up)
                                     11.51    25.17    (9.46)   34.97     9.51     12.82    (4.94)    33.95     21.57   27.17

(triangle up)   BEST QUARTER: second quarter 1997, up 17.68%          RETURN FROM 1/1/98 - 9/30/98 (not annualized): up 5.89%
(triangle down) WORST QUARTER: third quarter 1990, down 18.19%


                                                                                              As of December 31, 1997
                                                                                   -------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                        1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
                                  Class A (%)                                       21.45              16.23             14.76

                                  Class B (%)                                       21.20              16.37             14.94

                                  Class C (%)                                       25.21              16.57             14.93

                                  Class S (%)                                       27.51              17.65             15.46

                                  S&P 500 Index (%)                                 33.35              20.25             18.02

                                  Lipper Growth & Income Funds Index (%)            26.96              18.06             16.03

                                                                           7
                                                                           -----


[sidebar text]
[magnifying glass graphic] UNDERSTANDING
                           VOLATILITY AND
                           PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

(bullet) YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

(bullet) AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Growth & Income Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper Index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper Index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 8), these returns would have been lower.

Also, the returns in both the chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund`s expenses.

Keep in mind that past performance is no guarantee of future results. [end sidebar text]

8                              INVESTOR EXPENSES
--------------------------------------------------------------------------------


                                                                                     Class descriptions begin on page 11
                                                                            ------------------------------------------------------
SHAREHOLDER FEES (% of offering price)                                      Class A     Class B(1)  Class B     Class C    Class S
----------------------------------------------------------------------------------------------------------------------------------
                                 MAXIMUM FRONT-END SALES CHARGE (LOAD)        4.50        0.00        0.00        0.00      0.00

                                 MAXIMUM DEFERRED SALES CHARGE (LOAD)         0.00(1)     5.00        5.00        1.00      0.00


ANNUAL FUND EXPENSES (% of average net assets)                              Class A     Class B(1)  Class B     Class C    Class S
----------------------------------------------------------------------------------------------------------------------------------

                                 MANAGEMENT FEE                               0.65        0.65        0.65        0.65      0.65

                                 DISTRIBUTION/SERVICE (12B-1) FEES            0.25        1.00        1.00        1.00      0.00

                                 OTHER EXPENSES                               0.38        0.38        0.38        0.38      0.38

                                                                             -----       -----       -----       -----     -----
                                 TOTAL ANNUAL FUND OPERATING EXPENSES         1.28        2.03        2.03        2.03      1.03
                                                                             =====       =====       =====       =====     =====

                                 *Because some of the fund's expenses
                                 have been subsidized, actual total
                                 operating expenses for the prior year were:  1.25        2.00        2.00        2.00      1.00

                                 The fund expects the expense subsidy to
                                 continue through the current fiscal year, although there is no guarantee that it will.



EXAMPLE                          Year                          Class A     Class B(1)       Class B        Class C   Class S
---------------------------------------------------------------------------------------------------------------------------
                                 1                                $575      $706/$206       $706/$206     $306/$206   $105

                                 3                                $838      $937/$637       $937/$637       $637      $328

                                 5                               $1,121   $1,293/$1,093   $1,293/$1,093    $1,093     $569

                                 10                              $1,926      $2,166          $2,166        $2,358  $  1,259


[footnote text]
(1) Except for investments of $1 million or more; see page 12.
[end footnote text]

                                                                           9
                                                                           -----


[sidebar text]
[magnifying glass graphic] UNDERSTANDING
                           INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

(bullet) SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

(bullet) ANNUAL FUND EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by the fund's investors.

(bullet) The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

The figures in the Example assume full annual expenses, and would be lower if they reflected the subsidy.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.
[end sidebar text]

10                             THE FUND continued
--------------------------------------------------------------------------------


[thinker graphic] INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $54 billion in assets under management (as of December 31, 1998), including $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of fund assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Peter A. Zuger has been responsible for the fund's day-to-day portfolio management since October 1998. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1970. Prior to joining the investment manager, Mr. Zuger served as a portfolio manager with American Century Investment Management.

11                               YOUR INVESTMENT
--------------------------------------------------------------------------------


[key graphic] OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.


[share class choice graphic] CHOOSING A SHARE CLASS

The fund offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

12                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------


CLASS A -- FRONT LOAD

(bullet) Initial sales charge of 5.75% or less

(bullet) Lower sales charges for larger investments; see sales charge schedule on facing page

(bullet) Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.25%


CLASS B(1) -- BACK LOAD

(bullet) No initial sales charge

(bullet) Deferred sales charge of 5% or less on shares you sell within six years
         o Annual distribution/service (12b-1) fee of 1.00%

(bullet) Automatic conversion to Class A shares after eight years, reducing future annual expenses


CLASS B -- BACK LOAD

(bullet) Available only to current Class B shareholders, see page 13 for details


CLASS C -- LEVEL LOAD

(bullet) No initial sales charge

(bullet) Deferred sales charge of 1%, paid if you sell shares within one year of purchase

(bullet) Lower deferred sales charge than Class B(1) shares

(bullet) Annual distribution/service (12b-1) fee of 1.00%

(bullet) No conversion to Class A shares after eight years, so annual expenses do not decrease


CLASS S -- SPECIAL PROGRAMS

(bullet) Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

(bullet) No sales charges of any kind

(bullet) No distribution/service (12b-1) fees; annual expenses are lower than other share classes


SALES CHARGES

CLASS A -- FRONT LOAD


 when you invest         this % is                which equals
 this amount             deducted                 this % of
                         for sales                your net
                         charges                  investment
--------------------------------------------------------------
 Up to $50,000           5.75                     6.10

 $50,000 to $100,000     4.50                     4.71

 $100,000 to $250,000    3.50                     3.63

 $250,000 to $500,000    2.50                     2.56

 $500,000 to $1 million  2.00                     2.04

 $1 million or more             see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% if you sell any shares

                                                                           13
                                                                           -----


within one year of purchasing them. See "Other CDSC Policies" on page 14.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).


CLASS B(1) -- BACK LOAD


                              this % of net asset value
 when you sell shares         at the time of purchase (or
 in this year after you       of sale, if lower) is deduct-
 bought them                  ed from your proceeds
-----------------------------------------------------------
 First year                   5.00

 Second year                  4.00

 Third year                   3.00

 Fourth year                  3.00

 Fifth year                   2.00

 Sixth year                   1.00

 Seventh or eighth year       None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 14.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.


CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 14.

Class B shares automatically convert to Class A shares after eight years.


CLASS C -- LEVEL LOAD

                              this % of net asset value
 when you sell shares         at the time of purchase (or
 in this year after you       of sale, if lower) is deduct-
 bought them                  ed from your proceeds
-----------------------------------------------------------
 First year                   1.00

 Second year or later         None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares

14                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------


you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).


CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.


Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center.


[sidebar text]
[magnifying glass graphic] UNDERSTANDING
                           DISTRIBUTION/SERVICE
                           FEES

As noted in the descriptions on pages 11-13, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.
[end sidebar text]

                                                                           15
                                                                           -----

[check graphic] DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.


MAXIMUM DEALER COMPENSATION (%)   Class A    Class B(1) Class B    Class C  Class S
-----------------------------------------------------------------------------------
 COMMISSION                       SEE BELOW   4.00       4.00        1.00     0.00

     INVESTMENTS UP TO $50,000      5.00       --         --         --        --

     $50,000 TO $100,000            4.00       --         --         --        --

     $100,000 TO $250,000           3.00       --         --         --        --

     $250,000 TO $500,000           2.00       --         --         --        --

     $500,000 TO $1 million         1.75       --         --         --        --

     FIRST $1 TO 3 million          1.00(a)    --         --         --        --

     NEXT $2 million                0.75(a)    --         --         --        --

     NEXT $2 million                0.50(a)    --         --         --        --

     NEXT $1 AND ABOVE              0.25(a)    --         --         --        --

 ANNUAL FEE                         0.25      0.25       0.25        1.00     0.00


BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


[footnote text]
(a) If your broker declines this commission, the one-year CDSC on your investment is waived.
[end footnote text]

16                          BUYING AND SELLING SHARES
--------------------------------------------------------------------------------


[adding machine graphic] POLICIES FOR
                         BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

(bullet) $1,000 for accounts that use the Investamatic program*

(bullet) $2,000 for Individual Retirement Accounts*

(bullet) $2,500 for all other accounts


MINIMUM ADDITIONAL INVESTMENTS:

(bullet) $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same day wire investment. Your bank may charge a fee for wiring money.


[footnote text]
* Through April 15, 1999, the minimum is $500 for Individual Retirement Accounts. Also, the $10 annual administration fee will be waived for new IRAs with $5,000 invested by then.
[ends footnote text]

                          INSTRUCTIONS FOR BUYING SHARES                     17
-------------------------------------------------------------------------------

                              To Open an Account                                     To Add to an Account
[briefcase graphic]           Consult your financial professional or your program    Consult your financial professional
         Through a            materials.                                             or your program materials.
         Professional
         or Program

  By Mail                     Make your check payable to "State Street Research      Fill out an investment slip from an
[mailbox graphic]             Funds." Forward the check and your application to      account statement, or indicate the
                              State Street Research.                                 fund name and account number on your
                                                                                     check. Make your check payable to
                                                                                     "State Street Research Funds."
                                                                                     Forward the check and slip to State
                                                                                     Street Research.

[dome graphic]                Call to obtain an account number and forward your      Call State Street Research to obtain
         By Federal           application to State Street Research. Wire funds       a control number. Instruct your bank
         Funds Wire           using the instructions at right.                       to wire funds to:
                                                                                     [bullet]  State Street Bank and Trust
                                                                                               Company, Boston, MA
                                                                                     [bullet]  ABA: 011000028
                                                                                     [bullet]  BNF: fund name and share class you
                                                                                               want to buy
                                                                                     [bullet]  AC: 99029761
                                                                                     [bullet]  OBI: your name and your account
                                                                                               number
                                                                                     [bullet]  Control: the number given to you by
                                                                                               State Street Research

[plug graphic]                Verify that your bank is a member of the ACH           Call State Street Research to verify
  By Electronic               (Automated Clearing House) system. Forward your        that the necessary bank information
  Funds Transfer              application to State Street Research. Please be        is on file for your account. If it
  (ACH)                       sure to include the appropriate bank information.      is, you may request a transfer with
                              Call State Street Research to request a purchase.      the same phone call. If not, please
                                                                                     ask State Street Research to provide
                                                                                     you with an EZ Trader application.

[calendar graphic]            Forward your application, with all appropriate         Call State Street Research to verify
         By Investamatic      sections completed, to State Street Research,          that Investamatic is in place on your
                              along with a check for your initial investment         account, or to request a form to add
                              payable to "State Street Research Funds."              it. Investments are automatic once
                                                                                     Investamatic is in place.

[arrows graphic]              Call State Street Research or visit our Web site.      Call State Street Research or visit
  By Exchange                                                                        our Web site.

                              State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408     Internet www.ssrfunds.com
                              Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                            YOUR INVESTMENT continued
--------------------------------------------------------------------------------


[adding machine graphic]

POLICIES FOR
SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply: o you are selling more than $100,000 worth of shares

(bullet) the name or address on the account has changed within the last 30 days

(bullet) you want the proceeds to go to a name or address not on the account registration

(bullet) you are transferring shares to an account with a different registration or share class

(bullet) you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                       INSTRUCTIONS FOR SELLING SHARES                     19
--------------------------------------------------------------------------------


[briefcase graphic]           Consult your financial professional or your program materials.
         Through a
         Professional
         or Program

[mailbox graphic]             Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate
  By Mail                     shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[dome graphic]                Check with State Street Research to make sure that a wire redemption privilege, including a bank
         By Federal           designation, is in place on your account. Once this is established, you may place your request to sell
         Funds Wire           shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See
                              "Wire Transactions" on facing page.)

[plug graphic]                Check with State Street Research to make sure that the EZ Trader feature, including a bank
  By Electronic               designation, is in place on your account. Once this is established, you may place your request to sell
  Funds Transfer              shares with State Street Research. Proceeds will be sent to your pre-designated bank account.
  (ACH)

[telephone graphic]           As long as the transaction does not require a written request (see facing page), you or your financial
         By Telephone         professional can sell shares by calling State Street Research. A check will be mailed to your address of record on the following business day.

[arrows graphic]              Read the prospectus for the fund into which you are exchanging. Call State Street Research or visit
  By Exchange                 our Web site.

[daily calendar graphic]      See plan information on page 23.
         By Systematic
         Withdrawal Plan


                              State Street Research Service Center PO Box 8408, Boston, MA 02266-8408      Internet www.ssrfunds.com
                              Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------


[papers graphic] ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                           21
                                                                           -----


THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its share price every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

(bullet) The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

(bullet) All orders to purchase shares are subject to acceptance by the fund

(bullet) At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

(bullet) The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

(bullet) To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

22                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------


[sidebar text]
[magnifying glass graphic] TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

(bullet) investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

(bullet) selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)
[end sidebar text]


[graphic of Uncle Sam] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes its net income to shareholders four times a year. Net capital gains, if any, are distributed around the end of the fund's fiscal year, which is June 30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains. in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities is sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                           23
                                                                           -----


Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


[interlocked hands graphic] INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

24                              OTHER INFORMATION
--------------------------------------------------------------------------------


[graphic of securities certificates] OTHER SECURITIES
                                     AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

INTERNATIONAL EXPOSURE Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economical risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than

                                                                           25
                                                                           -----


for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

26                         OTHER INFORMATION continued
--------------------------------------------------------------------------------


WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances is this area, including the possibility that year 2000 computer problems could negatively affect communications systems, investment markets or the economy in general.

                               FINANCIAL HIGHLIGHTS                           27
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.


                                                       Class A
-------------------------------------------------------------------------------------
                                                   Years ended June 30
PER SHARE DATA                         1994     1995(1)   1996(1)   1997(1)  1998(1)
-------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR
   ($)                                 14.52    12.44     14.28     17.04     19.68
                                      ------   ------    ------    ------    ------
   Net investment income (loss) ($)*    0.01     0.08      0.12      0.09      0.06

   Net realized and unrealized gain
   on investments ($)                   0.18     2.14      3.38      4.63      4.74
                                      ------   ------    ------    ------    ------
 TOTAL FROM INVESTMENT OPERATIONS ($)   0.19     2.22      3.50      4.72      4.80
                                      ------   ------    ------    ------    ------
   Dividends from net investment
   income ($)                            --     (0.05)    (0.11)    (0.09)    (0.06)

   Distributions from capital gains
   ($)                                 (2.27)   (0.33)    (0.63)    (1.99)    (2.74)
                                      ------   ------    ------    ------    ------
 TOTAL DISTRIBUTIONS ($)               (2.27)   (0.38)    (0.74)    (2.08)    (2.80)
                                      ------   ------    ------    ------    ------
 NET ASSET VALUE, END OF YEAR ($)      12.44    14.28     17.04     19.68     21.68
                                      ======   ======    ======    ======    ======
 Total return (%)(2)                    0.93    18.34     25.33     30.91     27.62


RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------

 Net assets at end of year
   ($ thousands)                      29,821   31,174    39,300    55,239    76,151

 Expense ratio (%)*                     1.50     1.42      1.25      1.25      1.25

 Ratio of net investment income (loss)
 to average net assets (%)*             0.08     0.64      0.79      0.54      0.29

 Portfolio turnover rate (%)           62.93    47.93     44.44     88.07     81.53

 *Reflects voluntary reduction of
  expenses per share of these amounts
  ($)                                   0.04     0.06      0.03      0.03      0.01

                                                       Class B
-------------------------------------------------------------------------------------
                                                   Years ended June 30
PER SHARE DATA                         1994     1995(1)   1996(1)   1997(1)  1998(1)
-------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR
   ($)                                 14.51    12.36     14.16     16.88     19.42
                                      ------   ------    ------    ------    ------
   Net investment income (loss) ($)*   (0.02)    0.01      0.01     (0.03)    (0.09)

   Net realized and unrealized gain
   on investments ($)                   0.14     2.12      3.34      4.56      4.66
                                      ------   ------    ------    ------    ------
 TOTAL FROM INVESTMENT OPERATIONS ($)   0.12     2.13      3.35      4.53      4.57
                                      ------   ------    ------    ------    ------
   Dividends from net investment
   income ($)                            --       --        --        --        --

   Distributions from capital gains
   ($)                                 (2.27)   (0.33)    (0.63)    (1.99)    (2.74)
                                      ------   ------    ------    ------    ------
 TOTAL DISTRIBUTIONS ($)               (2.27)   (0.33)    (0.63)    (1.99)    (2.74)
                                      ------   ------    ------    ------    ------
 NET ASSET VALUE, END OF YEAR ($)      12.36    14.16     16.88     19.42     21.25
                                      ======   ======    ======    ======    ======
 Total return (%)(2)                    0.37    17.70     24.39     29.91     26.67


RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------

 Net assets at end of year
   ($ thousands)                       4,029    5,933    13,129    25,478    52,211

 Expense ratio (%)*                     2.00     2.00      2.00      2.00      2.00

 Ratio of net investment income (loss)
 to average net assets (%)*            (0.39)    0.08      0.05     (0.20)    (0.46)

 Portfolio turnover rate (%)           62.93    47.93     44.44     88.07     81.53

 *Reflects voluntary reduction of
  expenses per share of these amounts
  ($)                                   0.04     0.06      0.03      0.03      0.01

[footnote text]
(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
[end footnote text]

28
-----

                                                       Class C
-----------------------------------------------------------------------------------
                                                   Years ended June 30
PER SHARE DATA                         1994     1995(1)   1996(1)   1997(1)  1998(1)
-----------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR
   ($)                                 14.51    12.36     14.15     16.87     19.41
                                      ------   ------    ------    ------    ------
   Net investment income (loss) ($)*   (0.05)    0.01      0.01     (0.03)    (0.09)

   Net realized and unrealized gain
   on investments ($)                   0.17     2.11      3.34      4.56      4.68
                                      ------   ------    ------    ------    ------
 TOTAL FROM INVESTMENT OPERATIONS ($)   0.12     2.12      3.35      4.53      4.59
                                      ------   ------    ------    ------    ------
   Dividends from net investment
   income ($)                            --       --        --        --        --

   Distributions from capital gains
   ($)                                 (2.27)   (0.33)    (0.63)    (1.99)    (2.74)
                                      ------   ------    ------    ------    ------
 TOTAL DISTRIBUTIONS ($)               (2.27)   (0.33)    (0.63)    (1.99)    (2.74)
                                      ------   ------    ------    ------    ------
 NET ASSET VALUE, END OF YEAR ($)      12.36    14.15     16.87     19.41     21.26
                                      ======   ======    ======    ======    ======
 Total return (%)(2)                    0.45    17.53     24.40     29.93     26.80


RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------

 Net assets at end of year
   ($ thousands)                         551      699       931     1,642     1,718

 Expense ratio (%)*                     2.00     2.00      2.00      2.00      2.00

 Ratio of net investment income (loss)
 to average net assets (%)*            (0.41)    0.08      0.04     (0.19)    (0.43)

 Portfolio turnover rate (%)           62.93    47.93     44.44     88.07     81.53

 *Reflects voluntary reduction of
  expenses per share of these amounts
  ($)                                   0.06     0.06      0.03      0.03      0.01


                                                      Class S
-----------------------------------------------------------------------------------
                                                   Years ended June 30
PER SHARE DATA                         1994     1995(1)   1996(1)   1997(1) 1998(1)
-----------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR
   ($)                                 14.51    12.48     14.27     17.03     19.66
                                      ------   ------    ------    ------    ------
   Net investment income (loss) ($)*    0.07     0.14      0.17      0.13      0.11

   Net realized and unrealized gain
   on investments ($)                   0.17     2.15      3.37      4.62      4.73
                                      ------   ------    ------    ------    ------
 TOTAL FROM INVESTMENT OPERATIONS ($)   0.24     2.29      3.54      4.75      4.84
                                      ------   ------    ------    ------    ------
   Dividends from net investment
   income ($)                            --     (0.17)    (0.15)    (0.13)    (0.11)

   Distributions from capital gains
   ($)                                 (2.27)   (0.33)    (0.63)    (1.99)    (2.74)
                                      ------   ------    ------    ------    ------
 TOTAL DISTRIBUTIONS ($)               (2.27)   (0.50)    (0.78)    (2.12)    (2.85)
                                      ------   ------    ------    ------    ------
 NET ASSET VALUE, END OF YEAR ($)      12.48    14.27     17.03     19.66     21.65
                                      ======   ======    ======    ======    ======
 Total return (%)(2)                    1.41    18.83     25.66     31.19     27.90


RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------

 Net assets at end of year
   ($ thousands)                      32,991   50,503    70,177    83,999   103,046

 Expense ratio (%)*                     1.00     1.00      1.00      1.00      1.00

 Ratio of net investment income (loss)
 to average net assets (%)*             0.59     1.09      1.06      0.77      0.55

 Portfolio turnover rate (%)           62.93    47.93     44.44     88.07     81.53

 *Reflects voluntary reduction of
  expenses per share of these amounts
  ($)                                   0.06     0.06      0.03      0.03      0.01

[footnote text]
(1) Per-share figures have been calculated using the average shares method.

(2) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
[end footnote text]

                                                                              29
                                                                           -----

[Greek column graphic]


The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

[sidebar text]
                          BOARD OF TRUSTEES
---------------------------------------------------------------------------

RALPH F. VERNI
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management
Company

BRUCE R. BOND
President, Chief Executive Officer
and Director,
PictureTel Corporation

STEVE A. GARBAN
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

MALCOLM T. HOPKINS
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

EDWARD M. LAMONT
Formerly in banking, (with an affiliate of J.P. Morgan & Co. in New York); presently engaged in private investments and civic affairs

ROBERT A. LAWRENCE
Former Partner, Saltonstall & Co.

DEAN O. MORTON
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

TOBY ROSENBLATT
President,The Glen Ellen Company
Vice President, Founders Investments Ltd.

MICHAEL S. SCOTT MORTON
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology
[end sidebar text]

[back cover]
                           FOR ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

[sidebar text]
If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo] STATE STREET RESEARCH

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

prospectus
----------------------------------
SEC File Number: 811-4624
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You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

TICKER SYMBOLS
--------------------
 Class A                   SSAVX

 Class B(1) (proposed)     SSVPX

 Class B                   SSBIX

 Class C                   SSDVX

 Class S                   SSVCX

                                                                   EIV-230F-1198
                                                 Control Number: (exp1199)SSR-LD